UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

STANDEX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

23 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicates by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Standex International Corporation

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2024 (the “Closing Date”), Standex International Corporation, a Delaware corporation (“Standex”), acquired Amran, LLC, a Texas limited liability company (“Amran”), pursuant to a Securities Purchase Agreement dated as of the Closing Date (the “Amran Purchase Agreement”) by and among Standex, Amran, the parties listed as “Owners” therein, Bolt Founders, Inc. (“Bolt”) and the Seller Representative (as defined therein) (the “Amran Transaction”). Pursuant to the Amran Purchase Agreement, on the Closing Date, Standex acquired 100% of the outstanding membership interests of Amran from Bolt, in consideration for an aggregate of $180,600,000 (the “Amran Consideration”). The Amran Consideration consisted of $153,510,000 paid in cash in consideration for 85% of the outstanding membership interests of Amran and 152,299 shares of Standex common stock (the “Amran Issued Securities”) for the remaining 15% of the outstanding membership interests of Amran, reflecting the equivalent of $27,090,000, divided by $177.87 (the “Closing Price”), being the volume weighted average price of Standex’s common stock measured over a 30-day trading period preceding the Closing Date. The Amran Issued Securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”). Standex issued the Amran Issued Securities to Bolt, an “accredited investor” as defined in Regulation D promulgated under the Securities Act, in a transaction exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act. The Amran Purchase Agreement contains certain restrictions on the sale of the Amran Issued Securities during the first three years after the Closing Date.

Also on October 28, 2024 and simultaneous with its acquisition of Amran, Standex, through its wholly owned Singaporean subsidiary, Mold-Tech Singapore PTE LTD (“Mold-Tech Singapore”), acquired 90.1% of the capital stock of Narayan Powertech Private Limited, a private company incorporated under the laws of India (“Narayan”), pursuant to a Securities Purchase Agreement dated as of the Closing Date (the “Narayan Purchase Agreement”) by and among Standex, Mold-Tech Singapore, Narayan and the stockholders of Narayan (the “Narayan Selling Parties”) (the “Narayan Transaction”). Pursuant to the Narayan Purchase Agreement, Mold-Tech Singapore acquired 90.10% of the capital stock of Narayan from the Narayan Selling Parties on the Closing Date for an aggregate cash payment of $253,973,880. Subject to receipt of regulatory approval from the Reserve Bank of India (“RBI”), Mold-Tech Singapore will acquire the remaining 9.90% of the capital stock of Narayan in a second closing, in consideration for shares of Standex common stock (the “Narayan Issued Securities”), reflecting the equivalent of $27,906,120, divided by the lesser of the Closing Price and the average closing price of Standex’s common stock measured over a 30-day trading period preceding such second closing date (the “Share Swap”). In accordance with the Narayan Purchase Agreement, if the Share Swap occurs, Standex will issue the Narayan Issued Securities to the Narayan Selling Parties, each of whom is an “accredited investor” as defined in Regulation D promulgated under the Securities Act, in a transaction exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act. The Narayan Purchase Agreement contains certain restrictions on the sale of the Narayan Issued Securities during the first three years after the Closing Date.

Simultaneously with the execution of the Narayan Purchase Agreement, Standex, Mold-Tech Singapore and certain of the Narayan Selling Parties named therein (the “Narayan Minority Shareholders”) entered into a Shareholders’ Agreement dated as of October 28, 2024 (the “Shareholders’ Agreement”). The Shareholders’ Agreement provides that in the event RBI does not provide its approval for the Share Swap by October 28, 2025, then the remaining 9.90% of the outstanding capital stock of Narayan shall be subject to put and call options which may be exercised from time to time in accordance with schedules set forth in the Shareholders’ Agreement. The purchase price for the exercise of any such put or call option shall be based on the greater of (a) the fair market value of the securities of Narayan as of the Closing Date and (b) Narayan’s valuation based on a formula using Narayan’s adjusted EBITDA for the twelve months prior to exercise of any such put and call option. The Shareholders’ Agreement also includes certain minority shareholder rights provided to the Narayan Minority Shareholders, including preemptive rights, rights to appoint directors, protective provisions for certain matters and tag-along rights. The Narayan Shareholders’ Agreement terminates automatically upon consummation of the Share Swap or at such time as all of the Narayan Minority Shareholders and their permitted transferees no longer hold any capital stock of Narayan.

The Amran Purchase Agreement and the Narayan Purchase Agreement each provide for post-closing cash adjustments in the event certain amounts affecting the cash purchase price that were estimated as of the Closing Date turn out to be different after a post-closing review process is completed (adjustments based on differences in estimated working capital will be made only if actual working capital is outside a range as set forth in the Amran Purchase Agreement and the Narayan Purchase Agreement, as applicable). The Amran Purchase Agreement and the Narayan Purchase Agreement contain customary representations, warranties and covenants for purchase agreements of this size and type. In addition, under both the Amran Purchase Agreement and the Narayan Purchase Agreement, Standex is indemnified for breaches of representations, covenants and certain other matters. The Amran Purchase Agreement and the Narayan Purchase Agreement each provide that a portion of the cash purchase price is held in escrow by a third-party escrow agent as security for possible purchase price adjustments and for possible indemnification claims.

The foregoing descriptions of the Amran Purchase Agreement, the Narayan Purchase Agreement and the Shareholders’ Agreement are only summaries and are qualified in their entirety by reference to the complete texts of the Amran Purchase Agreement, the Narayan Purchase Agreement and the Shareholders’ Agreement which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

The Amran Purchase Agreement, the Narayan Purchase Agreement and the Shareholders’ Agreement have each been filed herewith to provide investors and security holders with information regarding their respective terms. Each such agreement is not intended to provide any other factual information about the parties to the agreements. Each agreement contains representations, warranties and covenants that the parties to the agreements made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the agreements between the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the agreements. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in Standex’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 28, 2024, Standex completed the Amran Transaction and Standex and Mold-Tech Singapore completed the Narayan Transaction. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 28, 2024, Standex entered into a Credit Agreement (the “Term Loan Credit Agreement”) by and among Citizens Bank, N.A., as administrative agent, lead arranger and book runner, each of the lenders party thereto from time to time (the “Term Loan Lenders”) and Standex. Pursuant to the terms of the Credit Agreement, the Term Loan Lenders advanced to Standex a $250,000,000 term loan (the “Term Loan”). The Term Loan Funds were used to fund a portion of the Amran Transaction and the Narayan Transaction.

Under the terms of the Term Loan Credit Agreement, Standex will pay a variable rate of interest. As time goes on, the variable rate charge will increase. The Term Loan may be in the form of either Alternate Base Rate or Term SOFR loans. The rate of interest on Alternate Base Rate loans shall be the higher of (i) the Federal Funds rate plus ½ of 1%, (ii) the “prime rate” announced by Citizens Bank, N. A. or (iii) the daily SOFR Rate on such day plus 1%, plus an additional amount based upon the time period. The rate of interest on SOFR Rate loans shall be the Term SOFR Reference Rate plus 0.1% rate which corresponds to a one month interest period, plus an additional amount based upon the time period.

The Term Loan matures on October 27, 2025, and contains customary representations, warranties and restrictive covenants, each of which are substantially similar to such representations, warranties and covenants contained in the Revolving Credit Agreement (as defined below).
In connection with the Amran Transaction, the Narayan Transaction and the Term Loan Credit Agreement, Standex, Citizens Bank, N.A., as administrative agent (the “Revolving Agent”) and each of the lenders party thereto entered into an amendment (the “Revolver Amendment”) to the Third Amended and Restated Credit Agreement dated as of February 2, 2023 (as amended, the “Revolving Credit Agreement”) by and among Standex, the Revolving Agent, Citizens Bank, N.A., as swing line lender, an L/C issuer, joint lead arranger, joint book runner and multicurrency administrative agent, Bank of America, N.A., as co-syndication agent, joint lead arranger and joint book runner, TD Bank, N.A., as co-syndication agent and joint lead arranger, JPMorgan Chase Bank, N.A., as co-documentation agent, and Branch Banking & Trust Company, as co-documentation agent, and the lenders party thereto from time to time. The Revolver Amendment permits the Amran Transaction, the Narayan Transaction and the Term Loan Credit Agreement and does not otherwise substantially change the terms of the existing agreement.

The borrowings under the Term Loan Credit Agreement and the Revolving Credit Agreement are guaranteed by certain of Standex’s subsidiaries.
Many of the banks that are party to the Revolving Credit Agreement and the Term Loan Credit Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for Standex and certain of the subsidiaries and affiliates, for which service they have in the past received, and may in the future receive, customary compensation and reimbursement expenses.

The foregoing descriptions of the Term Loan Credit Agreement and the Revolver Amendment are only summaries and are qualified in their entirety by reference to the complete texts of the Term Loan Credit Agreement and the Revolver Amendment which are filed as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Amran Purchase Agreement, Standex issued the Amran Issued Securities to Bolt on the Closing Date. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Standex issued the Amran Issued Securities to Bolt, an “accredited investor”, in a transaction exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act.

In accordance with the Narayan Purchase Agreement, if the Share Swap occurs, Standex will issue the Narayan Issued Securities to the Narayan Selling Parties, each of whom is an “accredited investor”, in a transaction exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by this Item, with respect to the Amran Transaction and the Narayan Transaction described in Item 2.01 herein, are expected to be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(b)	Pro forma financial information.

The pro forma financial information required by this Item, with respect to the Amran Transaction and the Narayan Transaction described in Item 2.01 herein, is expected to be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(c)	Exhibits.

Exhibit No.	Description
10.1*
Securities Purchase Agreement dated as of October 28, 2024, by and among the Owners listed therein, Bolt Founders, Inc., Amran LLC, Seller Representative (as defined therein) and Standex International Corporation

10.2*
Securities Purchase Agreement dated as of October 28, 2024, by and among Narayan Powertech Private Limited, the persons listed in Exhibit D thereto, Mold-Tech Singapore Pte. Ltd. and Standex International Corporation

10.3*
Shareholders’ Agreement dated as of October 28, 2024 by and amongst Narayan Powertech Private Limited, and Mold-Tech Singapore Pte. Ltd., and Standex International Corporation and the Minority Shareholders listed therein

10.4*
Credit Agreement dated as of October 28, 2024 among Standex International Corporation, each lender from time to time party thereto, and Citizens Bank, N.A., as Administrative Agent, Lead Arranger and Book Runner

10.5
First Amendment dated as of October 28, 2024 by and among Standex International Corporation, Citizens Bank, N.A., a national banking association, as Administrative Agent and Lender, and the other Lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION
(Registrant)

/s/ Ademir Sarcevic
Ademir Sarcevic Chief Financial Officer Date: October 30, 2024 Signing on behalf of the registrant and as principal financial officer